[Pioneer logo]

Pioneer
Equity-Income
Fund

ANNUAL REPORT 10/31/96

Table of Contents

Letter from the Chairman                                  1
Portfolio Summary                                         2
Performance Update                                        3
Portfolio Management Discussion                           6
Schedule of Investments                                   9
Financial Statements                                     14
Notes to Financial Statements                            20
Report of Independent Public Accountants                 24
Tax Treatment of Distributions                           25
Trustees' Fees and Share Ownership                       26
Trustees, Officers and Service Providers                 27
Programs and Services for Pioneer Shareowners            28

Pioneer Equity-Income Fund

LETTER FROM THE CHAIRMAN 10/31/96

Dear Shareowner,

I introduce with pleasure this report for Pioneer Equity-Income Fund, covering the year ended October 31, 1996. We wish to welcome the Fund's new shareowners, particularly those in the Fund's Class C Shares, introduced on January 31.

The year was fast-paced, exciting and nerve-racking for stock investors. The Dow Jones Industrial Average moved to historic highs, although it was a journey of significant peaks and troughs. And the Dow's upward surge has continued - on November 20 it closed above 6400 for the first time in its 100-year history. While indicative of few stocks - it includes only 30 large companies - it is a significant barometer of investor sentiment. In the face of today's enthusiasm, we urge you to maintain realistic expectations about the stock market. It doesn't always go up, and certainly not always at the extraordinary rate of the past few years. There can be significant risks for those who chase "hot" stocks; we still think a stock should be purchased because it represents a good value for a company with strong growth prospects over time.

One final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Our thanks to all of you who took the time to respond to our questions. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion, where your Fund's portfolio manager offers insights into market conditions, portfolio strategy and results.



Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Equity-Income Fund. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Equity-Income Fund

PORTFOLIO SUMMARY 10/31/96

Portfolio Diversification
(As a percentage of total investment portfolio)

[pie chart]

U.S. Common Stocks            99.8%
U.S. Convertible Securities    0.2%

Sector Distribution
(As a percentage of equity holdings)

[pie chart]

Utilities                27%
Financial                22%
Basic Industries         12%
Consumer Non-Durables     9%
Consumer Durables         7%
Energy                    6%
Services                  6%
Capital Goods             6%
Technology                3%
Transportation            2%

10 Largest Holdings
(As a percentage of equity holdings)

 1. Ford Motor Co.               3.72%    6. Ameritech Corp.                     2.62%
 2. Schering-Plough Corp.        3.45     7. The Bank of New York Co., Inc.      2.55
 3. SBC Communications, Inc.     2.90     8. CPC International, Inc.             2.34
 4. Phelps Dodge Corp.           2.66     9. Union Camp Corp.                    2.06
 5. Chrysler Corp.               2.63    10. Amoco Corp.                         2.05

Fund holdings will vary for other periods.

Pioneer Equity-Income Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS A SHARES

Share Prices and Distributions

Net Asset Value
per Share                     10/31/96       10/31/95
                              $   20.37      $   18.22

Distributions per Share       Income         Short-Term          Long-Term
(10/31/95-10/31/96)           Dividends      Capital Gains       Capital Gains
                              $  0.4970      $  0.0004           $0.1414


Investment Returns

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of October 31, 1996)

Period               Net Asset       Public Offering
                       Value              Price*
Life-of-Fund
(7/25/90)              14.00%             12.93%
5 Years                14.22              12.87
1 Year                 15.53               8.89

* Reflects deduction of the maximum
  5.75% sales charge at the beginning of
  the period and assumes reinvestment
  of distributions at net asset value.

[mountain chart]

Growth of $10,000

                   Pioneer Equity-     Standard & Poor's
                    Income Fund*        500 Index

  7/25/90               9,425              10,000
 10/31/90               8,160               8,597
  4/30/91               9,913              10,794
 10/31/91              11,025              11,477
  4/30/92              11,947              12,311
 10/31/92              12,848              12,616
  4/30/93              14,517              13,446
 10/31/93              15,509              14,494
  4/30/94              15,111              14,162
 10/31/94              15,523              15,055
  4/30/95              16,234              16,628
 10/31/95              18,552              19,023
  4/30/96              20,518              21,639
 10/31/96              21,433              23,593



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the- Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS B SHARES

Share Prices and Distributions

Net Asset Value
per Share                     10/31/96       10/31/95
                              $   20.26      $   18.15

Distributions per Share       Income         Short-Term          Long-Term
(10/31/95-10/31/96)           Dividends      Capital Gains       Capital Gains
                              $  0.3850      $  0.0004           $0.1414


Investment Returns

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of October 31, 1996)

Period                 If            If
                      Held        Redeemed*
Life-of-Fund          15.23%        14.30%
(4/4/94)
1 Year                14.70         10.70

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.

[mountain chart]

Growth of $10,000

          Standard & Poor's   Pioneer Equity-
          500 Index           Income Fund*

4/4/94    10000               10000
4/30/94   10273               10343
7/31/94   10521               10666
10/31/94  10921               10593
1/31/95   10956               10436
4/30/95   12062               11036
7/31/95   13259               12072
10/31/95  13800               12575
1/31/96   15181               13678
4/30/96   15697               13854
7/31/96   15443               13330
10/31/96  17115               14116

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over- the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS C SHARES

Share Prices and Distributions

Net Asset Value
per Share                     10/31/96       1/31/96
                              $   20.25      $  19.49
Distributions per Share       Income         Short-Term          Long-Term
(1/31/96-10/31/96)            Dividends      Capital Gains       Capital Gains
                              $   0.270           -                   -

Investment Returns

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.

Cumulative Total Returns
(As of October 31, 1996)

Period                  If           If
                       Held       Redeemed*
Life-of-Fund           5.34%        4.34%
(1/31/96)


* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

[mountain chart]

Growth of $10,000

          Pioneer Equity-     Standard & Poor's
          Income Fund*        500 Index
1/96      10000               10000
2/96       9838               10069
3/96      10066               10203
4/96      10133               10340
5/96      10149               10577
6/96      10118               10660
7/96       9745               10172
8/96       9901               10364
9/96      10237               10987
10/96     10434               11274

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over- the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/96

Dear Shareowner,

I am pleased to bring you up-to-date on Pioneer Equity-Income Fund. We are especially gratified by the growth in assets since the Fund's inception in July 1990. On October 31, 1996, the end of the Fund's seventh fiscal year, net assets totaled $475 million.

We are also pleased to report that the Fund has consistently met its objective of providing a net current-dividend yield above that of the Standard & Poor's 500 Index. Investing for dividend income has been particularly challenging of late, as average dividend yields are near all-time record lows. It is our extra challenge to generate income with high-quality stocks. We believe that the Fund's portfolio does represent quality and that it offers the potential for both current income and capital appreciation.

Managing for Growth and Income

We follow strict guidelines when selecting stocks for the Fund's portfolio. All securities must produce income; that is, every stock must pay a dividend. Every company must be based in the U.S.; there are no foreign stocks. We like companies with long public operating records and the proven experience to manage in both good times and bad. We do not buy "start ups," "hot" new issues or "turnarounds." What we most like, in general, are companies that will be familiar to our shareowners by name, goods or services.

We look across a broad range of industries for stocks we believe can make a positive contribution to investment results. We evaluate not only current dividend yields, but also the ability and commitment of each company to raise its dividend regularly. We thoroughly research each company, and once we have bought a stock it is part of our job to follow it closely and monitor the progress of the company. Over the past six months, our investment process led to our initiating nearly 30 new positions while eliminating about 15 holdings.

Crosscurrents in the Market

Stock prices moved to new highs during the past year, with the Dow Jones Industrial Average seeming to set new records almost daily. Along the way, there were setbacks. This summer, for instance, the market experienced a sharp sell-off before recovering in the autumn. The Fund's portfolio held together relatively well, and appears to be performing creditably so far this fall. For the year ended October 31, the Fund generated double-digit returns for shareowners in both Class A and Class B shares. The Performance Updates, beginning on page 3, provide more information on the Fund's results.

Some currents in the stock market produced happy outcomes for the portfolio. The trend toward strategic mergers between competing corporations is one. The Fund saw price gains on Conrail, recipient of competing offers from Norfolk Southern and CSX, two other Eastern railroads, and Boatmen's Bancshares, slated to be acquired by Nationsbank. Following a "value" approach to investing often leads us to stocks that attract potential acquirers looking for the same strengths and buying opportunities.

There are, however, lingering effects from negative events that occurred early in the year. One was the concern over interest rates. To meet its income objective, the Fund tends to be "overweighted" in utility and financial stocks, which generally pay higher-than-average dividends but also are sensitive to changes in interest rates. When interest rates rose, the price of these stocks declined. And, on February 8, the President signed into law the most sweeping changes in telecommunications regulations since 1934. While the short-term effects on most telephone companies have been modest, worries about the longer-term impact provoked considerable selling, and price declines, of telephone stocks.

While we are not at all sure the stock market has correctly reacted to these changes, we adjusted the portfolio to moderate the Fund's industry risk. We maintained a very large weighting in utilities, but significantly broadened investments to include important, remaining telephone positions, and more than a dozen new and meaningful positions in electric and gas utility companies.

We also found worthwhile companies in other industries. Examples include Eastman Chemical, formerly part of Eastman Kodak and a producer of plastic for soft-drink bottles; Consolidated Papers and Mead, manufacturers of paper; and Sonat, operator of natural-gas pipelines and also a producer of oil and gas. Other entries included General Mills, a leading food company; Hewlett-Packard, a major presence in the computer industry; and Abbott Laboratories, a premier pharmaceutical company. The Portfolio Summary on page 2 provides more information on the portfolio, including the Fund's 10 largest holdings.

Staying True to the Fund's Style

The stock market has seen remarkable gains in recent years. Starting with the great surge in 1982, and excepting a few rough periods along the way (most notably October 1987), we have had an almost uninterrupted bull market for 14 years. That is remarkable by all measures of historical comparison.

At Pioneer we don't forecast the market, believing instead that staying fully invested offers the best possibility for satisfactory, long-term total returns. Like everyone else, however, we do marvel at the market averages, and at the prices of many individual stocks, as they reach one new high after another. When a "correction" will come, we do not know, but one is likely at some point. One should not mistake an elongation of the market cycle for its extinction.

By staying always on the conservative side of share-price valuations and by emphasizing dividends, we hope to mute some of the potential volatility for Fund shareowners. By design, Pioneer Equity-Income Fund will not "tear up the track," but it should produce solid long-term results. Thank you very much for your support and interest.

Respectfully,

/s/ John A. Carey

John A. Carey,
Portfolio Manager

Pioneer Equity-Income Fund

SCHEDULE OF INVESTMENTS 10/31/96

 Shares                                                                                          Value
            INVESTMENT IN SECURITIES - 100%
            CONVERTIBLE PREFERRED STOCKS - 0.2%
   20,000   International Paper Co., 5.25%, 7/20/25                                      $   952,500
    1,840   Stepan Co., 5.50%, 9/1/97                                                         43,125
                                                                                        --------------
            Total Convertible Preferred Stocks (Cost $969,870)                           $   995,625
                                                                                        --------------
            COMMON STOCKS - 99.8%
            Basic Industries - 12.3%
            Chemicals - 4.8%
  179,224   ARCO Chemical Co.                                                            $ 8,557,946
  136,300   Borden Chemicals & Plastics, L.P.                                              1,243,737
   66,500   E.I. du Pont de Nemours and Co.                                                6,167,875
  125,000   Eastman Chemical Co.                                                           6,593,750
                                                                                        --------------
                                                                                         $22,563,308
                                                                                        --------------
            Forest Products - 1.6%
   42,600   Consolidated Papers, Inc.                                                    $ 2,135,325
  100,000   Mead Corp.                                                                     5,675,000
                                                                                        --------------
                                                                                         $ 7,810,325
                                                                                        --------------
            Iron & Steel - 1.2%
   13,800   Great Northern Iron Ore Properties                                           $   695,175
  348,937   Roanoke Electric Steel Corp.                                                   4,885,118
                                                                                        --------------
                                                                                         $ 5,580,293
                                                                                        --------------
            Non-Ferrous Metals - 2.7%
  200,600   Phelps Dodge Corp.                                                           $12,612,725
                                                                                        --------------
            Paper Products - 2.0%
  200,000   Union Camp Corp.                                                             $ 9,750,000
                                                                                        --------------
            Total Basic Industries                                                       $58,316,651
                                                                                        --------------
            Capital Goods - 5.6%
            Construction & Engineering - 0.1%
   12,000   The Manitowoc Co., Inc.                                                      $   402,000
                                                                                        --------------
            Producer Goods - 5.5%
  556,557   The Gorman-Rupp Co.+                                                         $ 7,652,659
  166,000   Helix Technology Corp.                                                         4,419,750
   28,900   Johnson Controls, Inc.                                                         2,109,700
   73,000   Minnesota Mining and Manufacturing Co.                                         5,593,625
   92,000   Thomas & Betts Corp.                                                           3,898,500

   The accompanying notes are an integral part of these financial statements.

                                      9

            Producer Goods (continued)
   57,600   The Timken Co.                                                               $ 2,570,400
                                                                                        --------------
                                                                                         $26,244,634
                                                                                        --------------
            Total Capital Goods                                                          $26,646,634
                                                                                        --------------
            Consumer Durables - 6.3%
            Motor Vehicles - 6.3%
  370,300   Chrysler Corp.                                                               $12,451,337
  563,800   Ford Motor Co.                                                                17,618,750
                                                                                        --------------
            Total Consumer Durables                                                      $30,070,087
                                                                                        --------------
            Consumer Non-Durables - 9.4%
            Agriculture & Food - 5.0%
  140,900   CPC International, Inc.                                                      $11,113,487
  108,000   General Mills, Inc.                                                            6,169,500
  157,750   H.J. Heinz Co.                                                                 5,600,125
   20,000   Sara Lee Corp.                                                                   710,000
                                                                                        --------------
                                                                                         $23,593,112
                                                                                        --------------
            Consumer Luxury - 1.4%
  172,000   Cedar Fair, L.P.                                                             $ 6,020,000
   37,300   Cross (A.T.) Co.                                                                 424,287
                                                                                        --------------
                                                                                         $ 6,444,287
                                                                                        --------------
            Retail Non-Food - 3.0%
  204,000   The May Department Stores Co.                                                $ 9,664,500
   30,000   Mercantile Stores Co., Inc.                                                    1,488,750
   60,000   J.C. Penney Co., Inc.                                                          3,150,000
                                                                                        --------------
                                                                                         $14,303,250
                                                                                        --------------
            Total Consumer Non-Durables                                                  $44,340,649
                                                                                        --------------
            Energy - 6.3%
            Oil & Gas Extraction - 4.3%
  128,500   Amoco Corp.                                                                  $ 9,733,875
  114,000   Chevron Corp.                                                                  7,495,500
   28,500   Mobil Corp.                                                                    3,327,375
                                                                                        --------------
                                                                                         $20,556,750
                                                                                        --------------
            Oil Services - 2.0%
   50,300   Buckeye Partners, L.P.                                                       $ 1,961,700
    1,500   Lakehead Pipe Line Partners, L.P. (Preferred Units)                               49,312

   The accompanying notes are an integral part of these financial statements.

                                      10

            Oil Services (continued)
   36,300   Santa Fe Pacific Pipeline Partners, L.P.                                    $  1,315,875
  120,000   Sonat, Inc.                                                                    5,910,000
                                                                                        --------------
                                                                                        $  9,236,887
                                                                                        --------------
            Total Energy                                                                $ 29,793,637
                                                                                        --------------
            Financial - 21.4%
            Financial Services - 1.4%
   60,000   Alliance Capital Management L.P.                                            $  1,672,500
   56,900   Eaton Vance Corp.                                                              2,489,375
   75,000   T. Rowe Price Associates, Inc.                                                 2,559,375
                                                                                        --------------
                                                                                        $  6,721,250
                                                                                        --------------
            Commercial Banks - 11.9%
  103,100   AmSouth Bancorp.                                                            $  4,781,263
  364,800   The Bank of New York Co., Inc.                                                12,084,000
  157,500   CoreStates Financial Corp.                                                     7,658,438
  270,000   First Security Corp.                                                           7,931,250
  150,000   First Tennessee National Corp.                                                 5,456,250
  179,059   Huntington Bancshares Inc.                                                     4,297,416
   58,000   National City Corp.                                                            2,515,750
  211,183   Old Kent Financial Corp.                                                       9,529,633
   65,000   SouthTrust Corp.                                                               2,153,125
                                                                                        --------------
                                                                                        $ 56,407,125
                                                                                        --------------
            Misc. Finance - 0.7%
  132,400   H & R Block, Inc.                                                           $  3,276,900
                                                                                        --------------
            Insurance - 5.7%
  170,100   Chubb Corp.                                                                 $  8,505,000
   79,500   Hartford Steam Boiler Inspection & Insurance Co.                               3,428,438
  240,500   Safeco Corp.                                                                   9,078,875
  113,100   St. Paul Companies, Inc.                                                       6,149,812
                                                                                        --------------
                                                                                        $ 27,162,125
                                                                                        --------------
            Real Estate - 1.7%
  311,523   The Rouse Co.                                                               $  7,904,896
                                                                                        --------------
            Total Financial                                                             $101,472,296
                                                                                        --------------
            Services - 6.1%
            Pharmaceuticals - 5.3%
   68,300   Abbott Laboratories                                                         $  3,457,688

   The accompanying notes are an integral part of these financial statements.

                                      11

            Pharmaceuticals (continued)
   50,000   Bristol-Myers Squibb Co.                                                     $ 5,287,500
  255,400   Schering-Plough Corp.                                                         16,345,600
                                                                                        --------------
                                                                                         $25,090,788
                                                                                        --------------
            Publishing - 0.8%
   80,000   The McGraw-Hill Co., Inc.                                                    $ 3,750,000
                                                                                        --------------
            Total Services                                                               $28,840,788
                                                                                        --------------
            Technology - 3.2%
            Business Machines - 3.2%
  109,900   Diebold, Inc.                                                                $ 6,319,250
  200,600   Hewlett-Packard Co.                                                            8,851,475
    1,000   IBM Corp.                                                                        129,000
                                                                                        --------------
            Total Technology                                                             $15,299,725
                                                                                        --------------
            Transportation - 2.1%
            Railroads - 2.1%
   82,700   Conrail, Inc.                                                                $ 7,866,837
   21,600   Norfolk Southern Corp.                                                         1,925,100
                                                                                        --------------
            Total Transportation                                                         $ 9,791,937
                                                                                        --------------
            Utilities - 27.1%
            Electric Utility - 7.0%
  147,100   Allegheny Power Systems, Inc.                                                $ 4,394,613
  101,500   Baltimore Gas & Electric Co.                                                   2,765,875
  141,400   Dominion Resources, Inc.                                                       5,337,850
  180,300   DPL, Inc.                                                                      4,304,663
  200,000   DQE, Inc.                                                                      5,750,000
  134,100   DTE Energy Co.                                                                 4,039,762
  100,000   Kansas City Power & Light Co.                                                  2,750,000
   50,000   New York State Electric & Gas Co.                                              1,043,750
  100,000   Western Resources, Inc.                                                        3,000,000
                                                                                        --------------
                                                                                         $33,386,513
                                                                                        --------------
            Gas Utility - 4.7%
  110,500   The Brooklyn Union Gas Co.                                                   $ 3,204,500
   72,500   Consolidated Natural Gas Co.                                                   3,851,563
   50,000   El Paso Natural Gas Co.                                                        2,425,000
   60,000   Equitable Resources, Inc.                                                      1,725,000
  110,950   Indiana Energy, Inc.                                                           2,718,275

   The accompanying notes are an integral part of these financial statements.

                                      12

            Gas Utility (continued)
   108,800  NICOR, Inc.                                                                 $  3,794,400
    12,500  Peoples Energy Corp.                                                             440,625
   115,000  Public Service Co. of North Carolina, Inc.                                     2,070,000
    60,000  Questar Corp.                                                                  2,160,000
                                                                                        --------------
                                                                                        $ 22,389,363
                                                                                        --------------
            Utility-Other - 0.7%
   150,400  American Water Works Co., Inc.                                              $  3,064,400
                                                                                        --------------
            Telecommunications - 14.7%
   275,500  Aliant Communications Inc.                                                  $  4,476,875
   227,000  Ameritech Corp.                                                               12,428,250
   141,100  Bell Atlantic Corp.                                                            8,501,275
   158,200  Bellsouth Corp.                                                                6,446,650
   169,700  Frontier Corp.                                                                 4,921,300
   134,000  GTE Corp.                                                                      5,644,750
   166,500  NYNEX Corp.                                                                    7,409,250
   283,000  SBC Communications, Inc.                                                      13,760,875
   199,877  U.S. West Communication Group                                                  6,071,264
                                                                                        --------------
                                                                                        $ 69,660,489
                                                                                        --------------
12,191,100  Total Utilities                                                             $128,500,765
                                                                                        --------------
            Total Common Stocks (Cost $413,008,578)                                     $473,073,169
                                                                                        --------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $413,978,448) (a)                                                     $474,068,794
                                                                                        --------------

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At October 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $413,100,636 was as follows:

     Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                   $68,910,838
     Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                    (7,942,680)
                                                                   -------------
     Net unrealized gain                                           $60,968,158
                                                                   -------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1996, aggregated $308,803,379 and $186,875,974, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

BALANCE SHEET 10/31/96

ASSETS:
  Investment in securities, at value (cost $413,978,448)         $474,068,794
  Cash                                                                196,987
  Receivables -
   Fund shares sold                                                   947,792
   Dividends                                                        1,594,018
  Other                                                                 6,791
                                                                --------------
    Total assets                                                 $476,814,382
                                                                --------------
LIABILITIES:
  Payables -
   Investment securities purchased                               $    718,700
   Fund shares repurchased                                            305,947
   Dividends                                                              575
  Due to affiliates                                                   513,128
  Accrued expenses                                                     90,978
                                                                --------------
    Total liabilities                                            $  1,629,328
                                                                --------------
NET ASSETS:
  Paid-in capital                                                $391,430,582
  Accumulated undistributed net investment income                   1,465,184
  Accumulated undistributed net realized gain on investments       22,198,942
  Net unrealized gain on investments                               60,090,346
                                                                --------------
    Total net assets                                             $475,185,054
                                                                --------------
Net Asset Value Per Share:
(Unlimited number of shares authorized)
  Class A - (based on $336,384,316/16,516,465 shares)            $      20.37
                                                                --------------
  Class B - (based on $134,656,734/6,647,149 shares)             $      20.26
                                                                --------------
  Class C - (based on $4,144,004/204,609 shares)                 $      20.25
                                                                --------------
Maximum Offering Price:
  Class A                                                        $      21.61
                                                                --------------

  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

STATEMENT OF OPERATIONSr
For the Year Ended 10/31/96

INVESTMENT INCOME:
  Dividends                                                 $16,140,773
  Interest                                                      251,656
                                                            ------------
    Total investment income                                                 $16,392,429
                                                                           -------------
EXPENSES:
  Management fees                                           $ 2,586,845
  Transfer agent fees
   Class A                                                      585,577
   Class B                                                      210,129
   Class C                                                        3,747
  Distribution fees
   Class A                                                      752,607
   Class B                                                    1,024,442
   Class C                                                       14,924
  Accounting                                                     73,785
  Custodian fees                                                 65,779
  Registration fees                                             175,229
  Professional fees                                              49,276
  Printing                                                       57,273
  Fees and expenses of nonaffiliated trustees                    20,907
  Miscellaneous                                                  25,222
                                                            ------------
    Total expenses                                                          $ 5,645,742
    Less fees paid indirectly                                                   (59,470)
                                                                           -------------
    Net expenses                                                            $ 5,586,272
                                                                           -------------
     Net investment income                                                  $10,806,157
                                                                           -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                          $22,257,590
  Change in net unrealized gain on investments                               21,475,903
                                                                           -------------
   Net gain on investments                                                  $43,733,493
                                                                           -------------
   Net increase in net assets resulting from operations                     $54,539,650
                                                                           -------------

  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 10/31/96 and 10/31/95

                                                              Year Ended       Year Ended
                                                               10/31/96         10/31/95
FROM OPERATIONS:
Net investment income                                        $ 10,806,157     $  7,581,927
Net realized gain on investments                               22,257,590        2,578,622
Change in net unrealized gain on investments                   21,475,903       35,460,573
                                                            --------------  ----------------
  Net increase in net assets resulting from operations       $ 54,539,650     $ 45,621,122
                                                            --------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.50 and $0.53 per share, respectively)          $ (7,706,730)    $ (6,559,110)
  Class B ($0.38 and $0.45 per share, respectively)            (2,015,151)        (866,524)
  Class C ($0.27 per share)                                       (28,635)               -
Net realized gain:
  Class A ($0.14 and $0.40 per share, respectively)            (2,023,143)      (4,472,881)
  Class B ($0.14 and $0.40 per share, respectively)              (557,724)        (399,279)
                                                            --------------  ----------------
   Total distributions to shareholders                       $(12,331,383)    $(12,297,794)
                                                            --------------  ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $199,692,732     $136,750,005
Reinvestment of distributions                                  11,274,526       11,369,138
Cost of shares repurchased                                    (88,404,621)     (59,634,245)
                                                            --------------  ----------------
  Net increase in net assets resulting from fund   share
  transactions                                               $122,562,637     $ 88,484,898
                                                            --------------  ----------------
  Net increase in net assets                                 $164,770,904     $121,808,226

NET ASSETS:
Beginning of year                                             310,414,150      188,605,924
                                                            --------------  ----------------
End of year (including accumulated undistributed net
  investment income of $1,465,184 and $474,567,
  respectively)                                              $475,185,054     $310,414,150
                                                            --------------  ----------------

                                   '96 Shares     '96 Amount      '95 Shares      '95 Amount
Class A
Shares sold                         5,764,800    $112,159,968      5,290,568     $ 87,988,000
Reinvestment of distributions         462,438       8,968,423        645,020       10,214,521
Less shares repurchased            (3,433,149)    (66,861,714)    (3,101,300)     (51,919,543)
                                  ------------   -------------    ------------   --------------
  Net increase                      2,794,089    $ 54,266,677      2,834,288     $ 46,282,978
                                  ------------   -------------    ------------   --------------
Class B
Shares sold                         4,304,163    $ 83,465,277      2,941,211     $ 48,762,005
Reinvestment of distributions         118,318       2,285,275         71,617        1,154,617
Less shares repurchased            (1,104,135)    (21,455,557)      (468,458)      (7,714,702)
                                  ------------   -------------    ------------   --------------
  Net increase                      3,318,346    $ 64,294,995      2,544,370     $ 42,201,920
                                  ------------   -------------    ------------   --------------
Class C*
Shares sold                           208,040    $  4,067,487
Reinvestment of distributions           1,066          20,828
Less shares repurchased                (4,497)        (87,350)
                                  ------------   -------------
  Net increase                        204,609    $  4,000,965
                                  ------------   -------------

*Class C shares were first publicly offered on January 31, 1996.

  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                                    Year Ended   Year Ended   Year Ended
                                                                     10/31/96     10/31/95     10/31/94
CLASS A
Net asset value, beginning of year                                   $  18.22     $  16.16     $  16.92
                                                                     ----------   ----------   ----------
Increase (decrease) from investment operations:
 Net investment income                                               $   0.55     $   0.54     $   0.55
 Net realized and unrealized gain (loss) on investments                  2.24         2.45        (0.54)
                                                                     ----------   ----------   ----------
  Net increase from investment operations                            $   2.79     $   2.99     $   0.01
Distributions to shareholders from:
 Net investment income                                                  (0.50)       (0.53)       (0.54)
 Net realized gain                                                      (0.14)       (0.40)       (0.23)
                                                                     ----------   ----------   ----------
Net increase (decrease) in net asset value                           $   2.15     $   2.06     $  (0.76)
                                                                     ----------   ----------   ----------
Net asset value, end of year                                         $  20.37     $  18.22     $  16.16
                                                                     ----------   ----------   ----------
Total return*                                                           15.53%       19.51%        0.09%
Ratio of net expenses to average net assets                              1.19%+       1.29%+       1.24%
Ratio of net investment income to average net assets                     2.85%+       3.26%+       3.43%
Portfolio turnover rate                                                    47%          13%          27%
Average commission rate paid(1)                                      $ 0.0585            -            -
Net assets, end of year (in thousands)                               $336,384     $249,981     $175,943
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                               -            -            -
 Net investment income                                                      -            -            -
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                            1.18%        1.27%           -
 Net investment income                                                   2.86%        3.28%           -

                                                                    Year Ended   Year Ended
                                                                     10/31/93     10/31/92
CLASS A
Net asset value, beginning of year                                   $  14.56     $ 13.25
                                                                     ----------   ----------
Increase (decrease) from investment operations:
 Net investment income                                               $   0.50     $  0.52
 Net realized and unrealized gain (loss) on investments                  2.46        1.57
                                                                     ----------   ----------
  Net increase from investment operations                            $   2.96     $  2.09
Distributions to shareholders from:
 Net investment income                                                  (0.50)      (0.56)
 Net realized gain                                                      (0.10)      (0.22)
                                                                     ----------   ----------
Net increase (decrease) in net asset value                           $   2.36     $  1.31
                                                                     ----------   ----------
Net asset value, end of year                                         $  16.92     $ 14.56
                                                                     ----------   ----------
Total return*                                                           20.71%      16.53%
Ratio of net expenses to average net assets                              1.33%       1.73%
Ratio of net investment income to average net assets                     3.20%       4.01%
Portfolio turnover rate                                                    14%         18%
Average commission rate paid(1)                                             -           -
Net assets, end of year (in thousands)                               $143,025     $39,269
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                               -        1.77%
 Net investment income                                                      -        3.97%
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                               -           -
 Net investment income                                                      -           -

 * Assumes initial investment at net asset value at the beginning of each year, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.
 +  Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                 Year Ended   Year Ended   4/4/94 to
                                                  10/31/96     10/31/95     10/31/94
CLASS B
Net asset value, beginning of period              $  18.15     $ 16.14      $ 15.46
                                                 ----------   ----------   ----------
Increase from investment operations:
 Net investment income                            $   0.41     $  0.45      $  0.21
 Net realized and unrealized gain
   on investments                                     2.22        2.41         0.71
                                                 ----------   ----------   ----------
  Net increase from investment operations         $   2.63     $  2.86      $  0.92
Distributions to shareholders:
 From net investment income                          (0.38)      (0.45)       (0.21)
 In excess of net investment income                      -           -        (0.03)
 From net realized gain                              (0.14)      (0.40)           -
                                                 ----------   ----------   ----------
Net increase in net asset value                   $   2.11     $  2.01      $  0.68
                                                 ----------   ----------   ----------
Net asset value, end of period                    $  20.26     $ 18.15      $ 16.14
                                                 ----------   ----------   ----------
Total return*                                        14.70%      18.64%        5.93%
Ratio of net expenses to average net assets           1.95%+      2.02%+       1.92%**
Ratio of net investment income to average net
  assets                                              2.06%+      2.35%+       2.35%**
Portfolio turnover rate                                 47%         13%          27%
Average commission rate paid(1)                   $ 0.0585           -            -
Net assets, end of period (in thousands)          $134,657     $60,433      $12,663
Ratios assuming reduction of fees paid indirectly:
 Net expenses                                         1.94%       1.98%           -
 Net investment income                                2.07%       2.39%           -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                           1/31/96 to
                                                            10/31/96
CLASS C(a)
Net asset value, beginning of period                        $ 19.49
                                                           -----------
Increase from investment operations:
 Net investment income                                      $  0.27
 Net realized and unrealized gain on investments               0.76
                                                           -----------
  Net increase from investment operations                   $  1.03
Distributions to shareholders from:
 Net investment income                                        (0.27)
                                                           -----------
Net increase in net asset value                             $  0.76
                                                           -----------
Net asset value, end of period                              $ 20.25
                                                           -----------
Total return*                                                  5.34%
Ratio of net expenses to average net assets                    1.98%**+
Ratio of net investment income to average net assets           1.91%**+
Portfolio turnover rate                                          47%
Average commission rate paid(1)                             $0.0585
Net assets, end of period (in thousands)                    $ 4,144
Ratios assuming reduction of fees paid indirectly:
 Net expenses                                                  1.94%**
 Net investment income                                         1.95%**


(a) Class C shares were first publicly offered on January 31, 1996.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.

  The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

NOTES TO FINANCIAL STATEMENTS 10/31/96

1. Organization and Significant Accounting Policies

Pioneer Equity-Income Fund (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At October 31, 1996, the Fund has reclassified $65,024 from accumulated undistributed net investment income to accumulated undistributed net realized gain. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Fund Shares

The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $398,178 in underwriting commissions on the sale of fund shares during the year ended October 31, 1996.

D. Class Allocations

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1996, $259,611 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $67,385 in transfer agent fees payable to PSC at October 31, 1996.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $186,132 in distribution fees payable to PFD at October 31, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1996, CDSC in the amount of $167,707 was paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1996, the Fund's expenses were reduced by $59,470 under such arrangements.

6. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1996:


                                               Dividend
Affiliates              Purchases     Sales     Income        Value
--------------------    -----------  -------   ---------   ------------
The Gorman-Rupp Co.    $5,902,512    $  -      $241,452    $7,652,659
                        -----------  -------   ---------   ------------
                       $5,902,512    $  -      $241,452    $7,652,659
                        -----------  -------   ---------   ------------

Pioneer Equity-Income Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Equity-Income Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity-Income Fund (one of the portfolios constituting Pioneer Growth Trust) as of October 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity-Income Fund (of Pioneer Growth Trust) as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 4, 1996

Pioneer Equity-Income Fund

TAX TREATMENT OF DISTRIBUTIONS
Made during the Year Ended 10/31/96

During the year ended October 31, 1996, Pioneer Equity-Income Fund paid the following distributions per share:

                                                         Net
                                                    Realized Gain
                                              -------------------------
                                    Net
                                 Investment
Record Date      Payment Date      Income     Short-Term     Long-Term
CLASS A:
12/20/95           12/28/95        $0.127       $0.001        $0.141
3/19/96             3/29/96         0.120            -             -
6/18/96             6/30/96         0.120            -             -
9/19/96             9/30/96         0.130            -             -
                                 ----------   -----------   -----------
Total                              $0.497       $0.001        $0.141
                                 ----------   -----------   -----------
CLASS B:
12/20/95           12/28/95        $0.115       $0.001        $0.141
3/19/96             3/29/96         0.090            -             -
6/18/96             6/30/96         0.090            -             -
9/19/96             9/30/96         0.090            -             -
                                 ----------   -----------   -----------
Total                              $0.385       $0.001        $0.141
                                 ----------   -----------   -----------
CLASS C:
3/19/96             3/29/96        $0.090            -             -
6/18/96             6/30/96         0.090            -             -
9/19/96             9/30/96         0.090            -             -
                                 ----------   -----------   -----------
Total                              $0.270            -             -
                                 ----------   -----------   -----------

On a per share basis, distributions of $0.001 from short-term capital gain should be reported as ordinary income.

Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 100% of the distributions from net investment income represents qualifying dividends.

Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received on December 28, 1995 are $19.02 and $18.95 per share for Class A and Class B shares, respectively.

The Fund hereby designates $20,515,085 as a capital gain dividend for the purposes of the dividend paid deduction.

Pioneer Equity-Income Fund

TRUSTEES' FEES AND SHARE OWNERSHIP 10/31/96

Trustees' Fees, Principal Shareholders and Share
Ownership of Trustees and Officers (Unaudited)

The aggregate remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended October 31, 1996 was $15,445, plus expenses incurred in attending trustees meetings of $3,284. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($300 in 1996) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At October 31, 1996, the trustees and officers of the Fund owned beneficially 25,120 of Class A shares of the Fund (0.15% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at October 31, 1996.

Pioneer Equity-Income Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees

John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Officers

John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
John A. Carey, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer logo]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

1296-3830
(c) Pioneer Funds Distributor, Inc.
[recycled logo] Printed on Recycled Paper